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                                                                   Exhibit 10.38


                         SUBORDINATED PROMISSORY NOTE

$1,000,000.00                                                       STAMFORD, CT
                                                       11/TH/ DAY OF AUGUST 1998

     FOR VALUE RECEIVED, NewSub Services, Inc., a Connecticut corporation (the "Borrower"), hereby promises, subject to the subordination provisions set forth below, to pay to the order of Michael Loeb (the "Subordinated Lender") at his office located at #4 High Ridge Road, (or at such other place as the Subordinated Lender may designate) in lawful money of the United States of America, in immediately available funds, the principal amount of One Million DOLLARS ($1,000,000.00) and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office at the rate per annum one percent (1%) above the Base Rate (as defined in the Credit Agreement referred to below). Interest shall accrue and be added to the principal amount due hereunder monthly on the last Business Day of each month, commencing on August 31, 1998, until the entire principal amount of this Note and all accrued interest hereunder shall be paid in full.

     Reference is made to the Credit Agreement dated as of March 5, 1998 (as amended, supplemented or modified from time, the "Credit Agreement"; capitalized terms not otherwise defined herein having the meanings given to such terms in the Credit Agreement) among the Borrower, the Lenders parties thereto, NationsBank, National Association, as Agent, and General Electric Capital Corporation, as Documentation Agent.

     This Note and the indebtedness evidenced hereby is subordinate and subject in right of payment, to the extent and in the manner hereinafter set forth, to the prior payment in full of all obligations of the Borrower now or hereafter existing under or in respect of (a) the Loan Documents, whether for principal, interest, fees, commissions, expenses or otherwise and (b) any and all amendments, modifications, extensions, refinancings, renewals and refundings of the obligations referred to in clause (a) of this paragraph (all such obligations under clauses (a) and (b) of this paragraph being, collectively, the "Senior Indebtedness"). For the purposes of the provisions hereof, the Senior Indebtedness shall not be deemed to have been paid in full until the latest of
(i) the date of payment in full in cash of all of the outstanding Loans and all interest accrued thereon, all fees and expenses then due and payable in connection therewith and all other Senior Indebtedness then due and payable,
(ii) the termination, expiration or cancellation of all Letters of Credit and
(iii) the Facility Termination Date.

     So long as the Senior Indebtedness shall not have been paid in full or deemed paid in full, the Subordinated Lender shall not, without the written consent of the Required Lenders (a) ask, demand, sue for, take or receive from the Borrower, directly or indirectly, in cash or other property or by setoff or in any manner (including, without limitation, from or by way of collateral), payment of all or any of the indebtedness evidenced by this Note (the
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"Subordinated Indebtedness"), including any payment of principal or interest hereunder, (b) commence, or join with any creditor in commencing, or directly or indirectly cause the Borrower to Commence, or assist the Borrower in commencing, any Bankruptcy Proceeding (as defined in the next paragraph) or (c) challenge the validity or priority of any lien or security interest granted by the Borrower or its Subsidiaries to the Agent or the Lenders.

     Until such time as the Senior Indebtedness has been paid in full, if any bankruptcy, insolvency, arrangement, reorganization, receivership, relief or other similar case or proceeding under any federal or state bankruptcy or similar law or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Borrower or otherwise (a "Bankruptcy Proceeding") is commenced by or against the Borrower.

              1.    the Agent is irrevocably authorized and empowered (in its
                  own name or in the name of the Subordinated Lender or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution in respect of the indebtedness evidenced hereby and give acquittance therefor, and to file claims and proofs of claim and take such other action (including, without limitation, voting the indebtedness evidenced hereby) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agent and the Lenders hereunder; and

              2.    the Subordinated Lender shall duly and promptly take such
                  action as the Agent may request (i) to collect the Indebtedness evidenced hereby for the account of the Agent, for the ratable benefit of the Lenders, and to file appropriate claims or proofs of claim in respect of the indebtedness evidenced hereby, (ii) to execute and deliver to the Agent such powers of attorney, assignments or other instruments as the Agent may request in order to enable the Agent to enforce any and all claims with respect to the indebtedness evidenced hereby, and (iii) to collect and receive any and all payments or distributions that may be payable or deliverable upon or with respect to the indebtedness evidenced hereby.

     All payments or distributions upon or with respect to the indebtedness evidenced hereby that are received by the Subordinated Lender contrary to the provisions of this Note shall be received in trust for the benefit of the Agent, for the ratable benefit of the Lenders, shall be segregated from other property or funds held by the Subordinated Lender and shall be forthwith paid over or delivered directly to the Agent in the same form as so received (with any necessary endorsement) to be applied (in the case of cash) to, or held as collateral (in the case of noncash property or securities) for, the payment or prepayment of the Senior Indebtedness in accordance with the terms of the Loan Documents.

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     Subject to the subordination provisions set forth above, this Note shall become immediately due and payable on demand, without presentation, protest or notice of any kind, all of which are hereby waived by the Borrower.

     This note may not be sold, assigned, conveyed, pledged or otherwise encumbered or hypothecated by the Subordinated Lender without the prior written consent of the Required Lenders.

     In the event this Note is not paid when due, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at a rate two percent (2%) above the rate set forth above.

     Interest hereunder shall be computed on the basis of a 365 day year for the actual number of days elapsed.

     Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.

                             NEWSUB SERVICES, INC.
WITNESS:

_________________________           By:  /s/ Robert D. Bock
                                        ------------------------------------
_________________________           Name:    Robert D. Bock
                                         -----------------------------------
                                    Title:   Asst. Secy.
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[CORPORATE SEAL]


THE PROVISIONS OF PARAGRAPHS 3, 4, 5, 6 AND 8 HEREOF
ARE ACKNOWLEDGED AND AGREED BY THE UNDERSIGNED
THIS 9th DAY OF SEPTEMBER, 1998, WHICH AGREEMENT IS
FOR THE BENEFIT OF THE AGENT AND THE LENDERS.


 /s/ Michael Loeb
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Michael Loeb

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